Exhibit 99.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Note:

Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss) - formerly labeled “net operating income (loss),” adjusted operating income (loss) per common share, book value and book value per common share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Dear Investor,

Thank you for your continued interest in Genworth Financial.

Regards,

Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss) per common share.” Adjusted operating income (loss) per common share is derived from adjusted operating income (loss). The chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and restructuring costs are also excluded from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from adjusted operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per common share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per common share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis determined in accordance with GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

Adjustments to reconcile net income (loss) attributable to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) assume a 35% tax rate (unless otherwise indicated) and are net of the portion attributable to noncontrolling interests. Net investment gains (losses) are also adjusted for DAC and other intangible amortization and certain benefit reserves (see page 46).

In June 2016, the company completed the sale of its term life insurance new business platform and recorded a pre-tax gain of $12 million. In May 2016, the company completed the sale of its mortgage insurance business in Europe and recorded an additional pre-tax loss of $2 million. In the first quarter of 2016, the company recorded an estimated pre-tax loss of $7 million and a tax benefit of $27 million related to the planned sale of the mortgage insurance business in Europe. The company also recognized an estimated pre-tax loss of $140 million in the fourth quarter of 2015 for the planned sale of this business. The company also incurred a $6 million tax benefit in the fourth quarter of 2015 related to the planned sale as well as a tax charge of $7 million in the third quarter of 2015 from potential business portfolio changes related to this business. These transactions were excluded from adjusted operating income (loss) for the periods presented as they related to a gain (loss) on the sale of businesses.

In June 2016, the company settled restricted borrowings of $70 million related to a securitization entity and recorded a $64 million pre-tax gain related to the early extinguishment of debt. In January 2016, the company paid a pre-tax make-whole expense of $20 million related to the early redemption of Genworth Holdings, Inc.’s (Genworth Holdings) 2016 notes. The company also repurchased $28 million principal amount of Genworth Holdings’ notes with various maturity dates for a pre-tax gain of $4 million in the first quarter of 2016. In the third quarter of 2015, the company paid an early redemption payment of approximately $1 million, net of the portion attributable to noncontrolling interests, related to the early redemption of Genworth Financial Mortgage Insurance Pty Limited’s notes that were scheduled to mature in 2021. In the third quarter of 2015, the company also repurchased approximately $50 million principal amount of Genworth Holdings’ notes with various maturity dates for a pre-tax loss of $1 million. These transactions were excluded from adjusted operating income (loss) for the periods presented as they related to a gain (loss) on the early extinguishment of debt.

In the first quarter of 2016, the company completed a life block transaction resulting in a pre-tax loss of $9 million in connection with the early extinguishment of non-recourse funding obligations. In the third quarter of 2015, the company recorded a pre-tax DAC impairment of $455 million on certain term life insurance policies in connection with entering into an agreement to complete a life block transaction.

In the third, second and first quarters of 2016, the company recorded a pre-tax expense of $2 million, $5 million and $15 million, respectively, related to restructuring costs as part of an expense reduction plan as the company evaluates and appropriately sizes its organizational needs and expenses. In the fourth and second quarters of 2015, the company also recorded a pre-tax expense of $5 million and $3 million, respectively, related to restructuring costs.

There were no infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented other than fees incurred during the first quarter of 2016 related to Genworth Holdings’ bond consent solicitation of $18 million for broker, advisor and investment banking fees.

The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 48 and 49 of this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Results of Operations and Selected Operating Performance Measures

The company’s chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to: (1) new insurance written for mortgage insurance; (2) annualized first-year premiums for long-term care and term life insurance products; (3) annualized first-year deposits plus 5% of excess deposits for universal and term universal life insurance products; (4) 10% of premium deposits for linked-benefits products; and (5) new and additional premiums/deposits for fixed annuities. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers new insurance written, annualized first-year premiums/deposits, premium equivalents and new premiums/deposits to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the mortgage insurance businesses is a measure of the aggregate original loan balance for outstanding insurance policies as of the respective reporting date. Risk in-force for the U.S. mortgage insurance business is based on the coverage percentage applied to the estimated current outstanding loan balance. For risk in-force in the mortgage insurance businesses in Canada and Australia, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s mortgage insurance businesses in Canada and Australia. In Australia, the company has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor. The company considers insurance in-force and risk in-force to be measures of the company’s operating performance because they represent measures of the size of the business at a specific date which will generate revenues and profits in a future period, rather than measures of the company’s revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage insurance businesses, the loss ratio is the ratio of incurred losses and loss adjustment expenses to net earned premiums. For the long-term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$9,550	$9,669	$10,045	$9,870	$9,814
Total accumulated other comprehensive income	3,094	5,202	5,088	4,185	3,010

Total Genworth Financial, Inc.’s stockholders’ equity	$12,644	$14,871	$15,133	$14,055	$12,824

Book value per common share	$25.37	$29.84	$30.37	$28.19	$25.76
Book value per common share, excluding accumulated other comprehensive income	$19.16	$19.40	$20.16	$19.80	$19.71
Common shares outstanding as of the balance sheet date	498.4	498.4	498.3	498.5	497.8

	Twelve months ended
Twelve Month Rolling Average ROE	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
GAAP Basis ROE	-2.8%	-4.5%	-3.5%	-7.0%	-6.0%
Operating ROE(1)	-3.2%	-2.6%	2.1%	2.0%	2.5%

	Three months ended
Quarterly Average ROE	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
GAAP Basis ROE	-5.1%	-15.4%	6.9%	2.2%	-11.7%
Operating ROE(1)	-5.7%	-16.4%	4.9%	4.2%	-3.3%

Basic and Diluted Shares	Three months ended December 31, 2016	Twelve months ended December 31, 2016
Weighted-average common shares used in basic earnings per common share calculations	498.4	498.3
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights(2)	—	—

Weighted-average common shares used in diluted earnings per common share calculations	498.4	498.3

(1)	See page 48 herein for a reconciliation of GAAP Basis ROE to Operating ROE.
(2)	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three and twelve months ended December 31, 2016, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three and twelve months ended December 31, 2016, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 2.5 million and 2.0 million, respectively, would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three and twelve months ended December 31, 2016, dilutive potential weighted-average common shares outstanding would have been 500.9 million and 500.3 million, respectively.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2016					2015
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,131	$1,108	$1,127	$794	$4,160	$1,157	$1,145	$1,134	$1,143	$4,579
Net investment income	786	805	779	789	3,159	781	783	793	781	3,138
Net investment gains (losses)	41	20	30	(19)	72	(16)	(51)	8	(16)	(75)
Policy fees and other income	240	217	300	221	978	234	223	222	227	906

Total revenues	2,198	2,150	2,236	1,785	8,369	2,156	2,100	2,157	2,135	8,548

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,530	1,662	1,193	860	5,245	1,435	1,290	1,232	1,192	5,149
Interest credited	173	173	173	177	696	180	179	181	180	720
Acquisition and operating expenses, net of deferrals	283	269	327	394	1,273	433	314	295	267	1,309
Amortization of deferred acquisition costs and intangibles	193	94	112	99	498	207	563	101	95	966
Interest expense	75	77	80	105	337	104	105	103	107	419

Total benefits and expenses	2,254	2,275	1,885	1,635	8,049	2,359	2,451	1,912	1,841	8,563

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(56)	(125)	351	150	320	(203)	(351)	245	294	(15)
Provision (benefit) for income taxes	3	222	110	23	358	(36)	(134)	70	91	(9)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(59)	(347)	241	127	(38)	(167)	(217)	175	203	(6)
Income (loss) from discontinued operations, net of taxes(1)	(4)	15	(21)	(19)	(29)	(73)	(21)	(314)	1	(407)

NET INCOME (LOSS)	(63)	(332)	220	108	(67)	(240)	(238)	(139)	204	(413)
Less: net income attributable to noncontrolling interests	59	48	48	55	210	52	46	54	50	202

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$ (122)	$(380)	$172	$53	$(277)	$(292)	$(284)	$(193)	$154	$(615)

Earnings (Loss) Per Share Data:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$(0.24)	$(0.79)	$0.39	$0.14	$(0.50)	$(0.44)	$(0.53)	$0.24	$0.31	$(0.42)
Diluted	$(0.24)	$(0.79)	$0.39	$0.14	$(0.50)	$(0.44)	$(0.53)	$0.24	$0.31	$(0.42)
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$(0.25)	$(0.76)	$0.35	$0.11	$(0.56)	$(0.59)	$(0.57)	$(0.39)	$0.31	$(1.24)
Diluted	$(0.25)	$(0.76)	$0.34	$0.11	$(0.56)	$(0.59)	$(0.57)	$(0.39)	$0.31	$(1.24)
Weighted-average common shares outstanding
Basic	498.4	498.3	498.5	498.0	498.3	497.6	497.4	497.4	497.0	497.4
Diluted(2)	498.4	498.3	500.4	499.4	498.3	497.6	497.4	499.3	498.9	497.4

(1)	Income (loss) from discontinued operations related to the lifestyle protection business that was sold on December 1, 2015. During the fourth, third, second and first quarters of 2016, the company recorded an additional after-tax gain (loss) of approximately $(4) million, $15 million, $(21) million and $(19) million, respectively, as it finalized the closing balance sheet purchase price adjustments.
(2)	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 2.5 million, 2.2 million, 1.4 million and 1.3 million, respectively, for the three months ended December 31, 2016, September 30, 2016, December 31, 2015 and September 30, 2015 and 2.0 million and 1.6 million, respectively, for the twelve months ended December 31, 2016 and December 31, 2015 would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations in these periods, dilutive potential weighted-average common shares outstanding would have been 500.9 million, 500.5 million, 499.0 million and 498.7 million, respectively, for the three months ended December 31, 2016, September 30, 2016, December 31, 2015 and September 30, 2015 and 500.3 million and 499.0 million, respectively, for the twelve months ended December 31, 2016 and December 31, 2015.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Reconciliation of Net Income (Loss) to Adjusted Operating Income (Loss)

(amounts in millions, except per share amounts)

	2016					2015
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(122)	$(380)	$172	$53	$(277)	$(292)	$(284)	$(193)	$154	$(615)
Add: net income attributable to noncontrolling interests	59	48	48	55	210	52	46	54	50	202

NET INCOME (LOSS)	(63)	(332)	220	108	(67)	(240)	(238)	(139)	204	(413)
Income (loss) from discontinued operations, net of taxes	(4)	15	(21)	(19)	(29)	(73)	(21)	(314)	1	(407)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(59)	(347)	241	127	(38)	(167)	(217)	175	203	(6)
Less: income from continuing operations attributable to noncontrolling interests	59	48	48	55	210	52	46	54	50	202

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(118)	(395)	193	72	(248)	(219)	(263)	121	153	(208)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(28)	(18)	(39)	19	(66)	1	33	(5)	1	30
(Gains) losses on sale of businesses	—	—	(10)	7	(3)	140	—	—	—	140
(Gains) losses on early extinguishment of debt, net(2)	—	—	(64)	16	(48)	—	2	—	—	2
Losses from life block transactions	—	—	—	9	9	—	455	—	—	455
Expenses related to restructuring	—	2	5	15	22	5	—	3	—	8
Fees associated with bond consent solicitation	—	—	—	18	18	—	—	—	—	—
Taxes on adjustments	9	6	38	(53)	—	(9)	(163)	—	—	(172)

ADJUSTED OPERATING INCOME (LOSS)	$(137)	$(405)	$123	$103	$(316)	$(82)	$64	$119	$154	$255

ADJUSTED OPERATING INCOME (LOSS):
U.S. Mortgage Insurance segment	$61	$67	$61	$61	$250	$41	$37	$49	$52	$179
Canada Mortgage Insurance segment	39	36	38	33	146	37	38	37	40	152
Australia Mortgage Insurance segment	14	14	15	19	62	22	21	29	30	102
U.S. Life Insurance segment:
Long-Term Care Insurance	(1)	(270)	37	34	(200)	19	(10)	10	10	29
Life Insurance	(193)	48	31	31	(83)	(173)	31	22	40	(80)
Fixed Annuities	40	15	(13)	26	68	19	19	25	31	94

Total U.S. Life Insurance segment	(154)	(207)	55	91	(215)	(135)	40	57	81	43

Runoff segment	6	12	6	4	28	11	(4)	9	11	27
Corporate and Other	(103)	(327)	(52)	(105)	(587)	(58)	(68)	(62)	(60)	(248)

ADJUSTED OPERATING INCOME (LOSS)	$(137)	$(405)	$123	$103	$(316)	$(82)	$64	$119	$154	$255

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$(0.25)	$(0.76)	$0.35	$0.11	$(0.56)	$(0.59)	$(0.57)	$(0.39)	$0.31	$(1.24)
Diluted	$(0.25)	$(0.76)	$0.34	$0.11	$(0.56)	$(0.59)	$(0.57)	$(0.39)	$0.31	$(1.24)
Adjusted operating income (loss) per common share
Basic	$(0.27)	$(0.81)	$0.25	$0.21	$(0.63)	$(0.17)	$0.13	$0.24	$0.31	$0.51
Diluted	$(0.27)	$(0.81)	$0.25	$0.21	$(0.63)	$(0.17)	$0.13	$0.24	$0.31	$0.51
Weighted-average common shares outstanding
Basic	498.4	498.3	498.5	498.0	498.3	497.6	497.4	497.4	497.0	497.4
Diluted(3)	498.4	498.3	500.4	499.4	498.3	497.6	497.4	499.3	498.9	497.4

(1)	Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests and DAC and other intangible amortization and certain benefit reserves (see page 46 for reconciliation).
(2)	For the three months ended September 30, 2015, losses on early extinguishment of debt were adjusted by $1 million related to the mortgage insurance business in Australia for the portion attributable to noncontrolling interests.
(3)	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 2.5 million, 2.2 million, 1.4 million and 1.3 million, respectively, for the three months ended December 31, 2016, September 30, 2016, December 31, 2015 and September 30, 2015 and 2.0 million and 1.6 million, respectively, for the twelve months ended December 31, 2016 and December 31, 2015 would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations in these periods, dilutive potential weighted-average common shares outstanding would have been 500.9 million, 500.5 million, 499.0 million and 498.7 million, respectively, for the three months ended December 31, 2016, September 30, 2016, December 31, 2015 and September 30, 2015 and 500.3 million and 499.0 million, respectively, for the twelve months ended December 31, 2016 and December 31, 2015. Since it had adjusted operating income for the three months ended September 30, 2015 and the twelve months ended December 31, 2015, the company used 498.7 million and 499.0 million, respectively, diluted weighted-average common shares outstanding in the calculation of diluted adjusted operating income per common share.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$60,572	$63,780	$62,828	$60,290	$58,197
Equity securities available-for-sale, at fair value	632	590	481	431	310
Commercial mortgage loans	6,111	6,017	6,121	6,179	6,170
Restricted commercial mortgage loans related to securitization entities	129	134	141	155	161
Policy loans	1,742	1,751	1,754	1,565	1,568
Other invested assets	2,071	2,676	2,510	2,923	2,309
Restricted other invested assets related to securitization entities	312	312	312	422	413

Total investments	71,569	75,260	74,147	71,965	69,128
Cash and cash equivalents	2,784	3,078	3,457	4,043	5,965
Accrued investment income	659	677	601	720	653
Deferred acquisition costs	3,571	3,982	4,046	4,235	4,398
Intangible assets and goodwill	348	258	267	291	357
Reinsurance recoverable	17,755	17,542	17,564	17,587	17,245
Other assets	673	570	640	577	520
Deferred tax asset	—	—	—	—	155
Separate account assets	7,299	7,485	7,484	7,624	7,883
Assets held for sale(1)	—	—	—	131	127

Total assets	$104,658	$108,852	$108,206	$107,173	$106,431

(1)	Assets held for sale related to the European mortgage insurance business (prior to its sale on May 9, 2016).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$37,063	$37,405	$37,154	$36,776	$36,475
Policyholder account balances	25,662	25,867	26,182	26,354	26,209
Liability for policy and contract claims	9,256	8,869	8,289	8,177	8,095
Unearned premiums	3,378	3,464	3,412	3,378	3,308
Other liabilities	2,916	3,280	3,197	3,596	3,004
Borrowings related to securitization entities	74	78	85	173	179
Non-recourse funding obligations	310	310	310	310	1,920
Long-term borrowings	4,180	4,194	4,191	4,232	4,570
Deferred tax liability	53	1,151	893	449	24
Separate account liabilities	7,299	7,485	7,484	7,624	7,883
Liabilities held for sale(1)	—	—	—	131	127

Total liabilities	90,191	92,103	91,197	91,200	91,794

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,962	11,959	11,955	11,952	11,949

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	1,253	2,836	2,770	2,043	1,236
Net unrealized gains (losses) on other-than-temporarily impaired securities	9	24	19	14	18

Net unrealized investment gains (losses)	1,262	2,860	2,789	2,057	1,254

Derivatives qualifying as hedges	2,085	2,493	2,439	2,302	2,045
Foreign currency translation and other adjustments	(253)	(151)	(140)	(174)	(289)

Total accumulated other comprehensive income	3,094	5,202	5,088	4,185	3,010
Retained earnings	287	409	789	617	564
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	12,644	14,871	15,133	14,055	12,824
Noncontrolling interests	1,823	1,878	1,876	1,918	1,813

Total equity	14,467	16,749	17,009	15,973	14,637

Total liabilities and equity	$104,658	$108,852	$108,206	$107,173	$106,431

(1)	Liabilities held for sale related to the European mortgage insurance business (prior to its sale on May 9, 2016).

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2016
	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$2,587	$4,686	$2,562	$61,251	$2,961	$965	$75,012
Deferred acquisition costs and intangible assets	44	137	45	3,430	255	8	3,919
Reinsurance recoverable	2	—	—	16,907	846	—	17,755
Other assets	41	61	12	345	(9)	223	673
Separate account assets	—	—	—	—	7,299	—	7,299

Total assets	$2,674	$4,884	$2,619	$81,933	$11,352	$1,196	$104,658

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$—	$37,060	$3	$—	$37,063
Policyholder account balances	—	—	—	22,285	3,377	—	25,662
Liability for policy and contract claims	635	112	211	8,276	15	7	9,256
Unearned premiums	342	1,595	850	586	5	—	3,378
Non-recourse funding obligations	—	—	—	310	—	—	310
Deferred tax and other liabilities	(373)	137	95	2,436	(30)	704	2,969
Borrowings and capital securities	—	322	142	—	12	3,778	4,254
Separate account liabilities	—	—	—	—	7,299	—	7,299

Total liabilities	604	2,166	1,298	70,953	10,681	4,489	90,191

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	2,065	1,751	575	7,712	670	(3,223)	9,550
Allocated accumulated other comprehensive income (loss)	5	(186)	76	3,268	1	(70)	3,094

Total Genworth Financial, Inc.’s stockholders’ equity	2,070	1,565	651	10,980	671	(3,293)	12,644
Noncontrolling interests	—	1,153	670	—	—	—	1,823

Total equity	2,070	2,718	1,321	10,980	671	(3,293)	14,467

Total liabilities and equity	$2,674	$4,884	$2,619	$81,933	$11,352	$1,196	$104,658

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2016
	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$2,582	$4,796	$2,731	$64,157	$3,003	$1,746	$79,015
Deferred acquisition costs and intangible assets	43	140	50	3,746	253	8	4,240
Reinsurance recoverable	2	—	—	16,736	804	—	17,542
Other assets	40	47	13	377	(42)	135	570
Separate account assets	—	—	—	—	7,485	—	7,485

Total assets	$2,667	$4,983	$2,794	$85,016	$11,503	$1,889	$108,852

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$—	$37,402	$3	$—	$37,405
Policyholder account balances	—	—	—	22,436	3,431	—	25,867
Liability for policy and contract claims	658	112	215	7,861	16	7	8,869
Unearned premiums	329	1,628	922	579	6	—	3,464
Non-recourse funding obligations	—	—	—	310	—	—	310
Deferred tax and other liabilities	(409)	140	114	3,531	(65)	1,120	4,431
Borrowings and capital securities	—	330	150	—	11	3,781	4,272
Separate account liabilities	—	—	—	—	7,485	—	7,485

Total liabilities	578	2,210	1,401	72,119	10,887	4,908	92,103

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	2,049	1,716	544	7,713	612	(2,965)	9,669
Allocated accumulated other comprehensive income (loss)	40	(115)	143	5,184	4	(54)	5,202

Total Genworth Financial, Inc.’s stockholders’ equity	2,089	1,601	687	12,897	616	(3,019)	14,871
Noncontrolling interests	—	1,172	706	—	—	—	1,878

Total equity	2,089	2,773	1,393	12,897	616	(3,019)	16,749

Total liabilities and equity	$2,667	$4,983	$2,794	$85,016	$11,503	$1,889	$108,852

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance(1)	Runoff(2)	Corporate and Other	Total
Unamortized balance as of September 30, 2016	$27	$123	$34	$4,011	$249	$—	$4,444
Costs deferred	3	11	2	10	—	—	26
Amortization, net of interest accretion	(2)	(10)	(3)	(205)	(4)	—	(224)
Impact of foreign currency translation	—	(3)	(2)	—	—	—	(5)

Unamortized balance as of December 31, 2016	28	121	31	3,816	245	—	4,241
Effect of accumulated net unrealized investment (gains) losses	—	—	—	(667)	(3)	—	(670)

Balance as of December 31, 2016	$28	$121	$31	$3,149	$242	$—	$3,571

(1)	Amortization, net of interest accretion, included $5 million of amortization related to net investment losses for the policyholder account balances.
(2)	Amortization, net of interest accretion, included $4 million of amortization related to net investment gains for the policyholder account balances.

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Adjusted Operating Income and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2016					2015
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$171	$169	$160	$160	$660	$153	$146	$153	$150	$602
Net investment income	17	16	15	15	63	14	12	13	19	58
Net investment gains (losses)	—	—	—	(1)	(1)	—	1	—	—	1
Policy fees and other income	1	1	1	1	4	1	2	—	1	4

Total revenues	189	186	176	175	726	168	161	166	170	665

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	48	36	38	38	160	59	63	50	50	222
Acquisition and operating expenses, net of deferrals	42	45	41	39	167	42	38	38	37	155
Amortization of deferred acquisition costs and intangibles	4	3	2	3	12	3	3	2	2	10

Total benefits and expenses	94	84	81	80	339	104	104	90	89	387

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	95	102	95	95	387	64	57	76	81	278
Provision for income taxes	34	36	34	34	138	23	20	27	29	99

INCOME FROM CONTINUING OPERATIONS	61	66	61	61	249	41	37	49	52	179
ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses	—	—	—	1	1	—	(1)	—	—	(1)
Expenses related to restructuring	—	1	—	—	1	—	—	—	—	—
Taxes on adjustments	—	—	—	(1)	(1)	—	1	—	—	1

ADJUSTED OPERATING INCOME	$61	$67	$61	$61	$250	$41	$37	$49	$52	$179

SALES:
New Insurance Written (NIW)
Flow	$11,100	$12,800	$11,400	$7,400	$42,700	$7,800	$9,300	$8,200	$6,300	$31,600
Bulk	—	—	—	—	—	—	—	—	—	—

Total U.S. Mortgage Insurance NIW	$11,100	$12,800	$11,400	$7,400	$42,700	$7,800	$9,300	$8,200	$6,300	$31,600

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Flow New Insurance Written Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2016								2015
	4Q		3Q		2Q		1Q		4Q		3Q		2Q		1Q
	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)
Product
Monthly(1)	$8,800	53	$10,000	54	$8,400	55	$5,400	59	$5,900	60	$7,000	60	$6,500	60	$4,400	60
Single	2,300	162	2,800	167	3,000	161	2,000	164	1,900	168	2,300	171	1,700	172	1,900	160

Total Flow	$11,100		$12,800		$11,400		$7,400		$7,800		$9,300		$8,200		$6,300

	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW
FICO Scores
Over 735	$7,000	63%	$8,100	63%	$7,100	62%	$4,400	60%	$4,600	59%	$5,500	59%	$5,000	61%	$3,700	59%
680-735	3,300	30	3,800	30	3,400	30	2,400	32	2,500	32	3,000	32	2,500	30	2,100	33
660-679(2)	500	4	500	4	500	4	300	4	400	5	500	6	400	5	300	5
620-659	300	3	400	3	400	4	300	4	300	4	300	3	300	4	200	3
<620	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Flow	$11,100	100%	$12,800	100%	$11,400	100%	$7,400	100%	$7,800	100%	$9,300	100%	$8,200	100%	$6,300	100%

Loan-To-Value Ratio
95.01% and above	$1,000	9%	$1,000	8%	$700	6%	$400	5%	$400	5%	$500	5%	$400	5%	$300	5%
90.01% to 95.00%	5,000	45	6,100	48	5,900	52	3,700	50	4,000	51	4,900	53	4,200	51	3,100	49
85.01% to 90.00%	3,400	31	4,000	31	3,400	30	2,400	33	2,500	32	3,000	32	2,600	32	2,000	32
85.00% and below	1,700	15	1,700	13	1,400	12	900	12	900	12	900	10	1,000	12	900	14

Total Flow	$11,100	100%	$12,800	100%	$11,400	100%	$7,400	100%	$7,800	100%	$9,300	100%	$8,200	100%	$6,300	100%

Origination
Purchase	$8,400	76%	$10,500	82%	$9,400	82%	$6,000	81%	$6,500	83%	$8,100	87%	$6,500	79%	$4,300	68%
Refinance	2,700	24	2,300	18	2,000	18	1,400	19	1,300	17	1,200	13	1,700	21	2,000	32

Total Flow	$11,100	100%	$12,800	100%	$11,400	100%	$7,400	100%	$7,800	100%	$9,300	100%	$8,200	100%	$6,300	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2016					2015
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$185	$193	$190	$176	$744	$171	$171	$170	$170	$682

New Risk Written
Flow	$2,673	$3,188	$2,865	$1,845	$10,571	$1,964	$2,364	$2,040	$1,557	$7,925
Bulk	—	—	—	—	—	—	—	—	—	—

Total Primary	2,673	3,188	2,865	1,845	10,571	1,964	2,364	2,040	1,557	7,925
Pool	—	—	—	—	—	—	—	—	—	—

Total New Risk Written	$2,673	$3,188	$2,865	$1,845	$10,571	$1,964	$2,364	$2,040	$1,557	$7,925

Primary Insurance In-Force(1)	$137,500	$133,700	$128,400	$124,100		$122,400	$120,400	$117,100	$115,200

Risk In-Force
Flow(2)	$32,891	$32,067	$30,760	$29,620		$29,142	$28,563	$27,623	$27,025
Bulk(3)	278	290	314	318		326	349	360	387

Total Primary	33,169	32,357	31,074	29,938		29,468	28,912	27,983	27,412
Pool	100	104	111	116		120	129	137	142

Total Risk In-Force	$33,269	$32,461	$31,185	$30,054		$29,588	$29,041	$28,120	$27,554

Primary Risk In-Force That Is GSE Conforming	95%	96%	96%	96%		96%	97%	97%	97%

Expense Ratio (Net Earned Premiums)(4)	27%	28%	27%	26%	27%	29%	28%	26%	26%	27%

Expense Ratio (Net Premiums Written)(5)	25%	24%	23%	24%	24%	26%	24%	23%	23%	24%

Flow Persistency	78%	77%	77%	82%		81%	80%	79%	81%

Risk To Capital Ratio(6)	14.4:1	15.0:1	15.0:1	15.3:1		16.3:1	14.3:1	13.7:1	14.1:1

PMIERs Sufficiency Ratio(7)	115%	117%	115%	113%		109%	NA	NA	NA

Average Primary Loan Size (in thousands)	$196	$195	$192	$189		$188	$186	$184	$182

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	Primary insurance in-force represents aggregate loan balances for outstanding insurance policies and is used to determine premiums. Original loan balances are presented for policies with level renewal premiums. Amortized loan balances are presented for policies with annual, amortizing renewal premiums.
(2)	Flow risk in-force represents current loan balances as provided by servicers, lenders and investors and conform to the presentation under the Private Mortgage Insurer Eligibility Requirements (PMIERs).
(3)	As of December 31, 2016, 89% of the bulk risk in-force was related to loans financed by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(4)	The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(5)	The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(6)	Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.
(7)	PMIERs became effective December 31, 2015. The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing for the U.S. mortgage insurance business. As of December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, the PMIERs sufficiency ratios were in excess of $350 million, $400 million, $350 million, $300 million and $200 million, respectively, of available assets above the PMIERs requirements.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Loss Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2016					2015
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow
Direct(1)	$65	$80	$94	$112	$351	$158	$98	$131	$130	$517
Assumed(2)	1	1	1	2	5	1	3	4	5	13
Ceded	—	—	(1)	(3)	(4)	(1)	—	(1)	(16)	(18)
Loss adjustment expenses	3	2	3	3	11	3	3	3	4	13

Total Flow	69	83	97	114	363	161	104	137	123	525
Bulk	1	1	1	2	5	1	1	2	2	6

Total Primary	70	84	98	116	368	162	105	139	125	531
Pool	1	—	1	—	2	1	—	1	1	3

Total Paid Claims	$71	$84	$99	$116	$370	$163	$105	$140	$126	$534

Average Paid Claim (in thousands)(3)	$50.0	$53.6	$50.8	$51.9		$63.6	$54.0	$50.8	$46.5

Average Reserve Per Delinquency (in thousands)
Flow	$25.1	$25.9	$27.8	$28.3		$27.2	$29.4	$30.6	$31.0
Bulk loans with established reserve	18.5	18.8	21.1	21.2		19.9	20.0	21.5	21.2

Reserves:
Flow direct case	$579	$599	$640	$698		$775	$870	$909	$992
Bulk direct case	13	14	14	15		17	17	18	20
Assumed(2)	5	6	6	7		8	9	12	15
All other(4)	38	39	47	48		49	57	57	60

Total Reserves	$635	$658	$707	$768		$849	$953	$996	$1,087

Beginning Reserves	$658	$707	$768	$849	$849	$953	$996	$1,087	$1,180	$1,180
Paid claims(1)	(71)	(84)	(99)	(119)	(373)	(164)	(105)	(141)	(142)	(552)
Increase in reserves	48	35	38	38	159	60	62	50	49	221

Ending Reserves	$635	$658	$707	$768	$635	$849	$953	$996	$1,087	$849

Beginning Reinsurance Recoverable(5)	$2	$2	$2	$5	$5	$6	$6	$7	$24	$24
Ceded paid claims	—	—	—	(3)	(3)	(1)	—	(1)	(16)	(18)
Decrease in recoverable	—	—	—	—	—	—	—	—	(1)	(1)

Ending Reinsurance Recoverable	$2	$2	$2	$2	$2	$5	$6	$6	$7	$5

Loss Ratio(6)	28%	21%	24%	24%	24%	39%	43%	33%	33%	37%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Direct paid claims and paid claims in the fourth quarter of 2015 included payment of a previously disclosed negotiated servicer settlement reached in 2014 and payment in relation to an agreement on non-performing loans.
(2)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(3)	Average paid claim in the fourth quarter of 2015 reflected the non-recurring payment to extinguish the risk on prior paid claims pursuant to a previously disclosed servicer settlement reached in 2014.
(4)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(5)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(6)	The ratio of incurred losses and loss adjustment expenses to net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2016					2015
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow	24,631	24,720	24,753	26,491		30,416	31,678	31,876	34,220
Bulk loans with an established reserve	756	778	732	776		889	917	908	984
Bulk loans with no reserve(1)	322	305	313	335		358	394	415	461

Total Number of Primary Delinquencies	25,709	25,803	25,798	27,602		31,663	32,989	33,199	35,665

Beginning Number of Primary Delinquencies	25,803	25,798	27,602	31,663	31,663	32,989	33,199	35,665	39,786	39,786
New delinquencies	9,504	9,609	8,265	8,761	36,139	10,043	10,192	9,061	9,554	38,850
Delinquency cures	(8,201)	(8,043)	(8,137)	(10,602)	(34,983)	(8,835)	(8,484)	(8,800)	(10,988)	(37,107)
Paid claims	(1,397)	(1,561)	(1,932)	(2,220)	(7,110)	(2,534)	(1,918)	(2,727)	(2,687)	(9,866)

Ending Number of Primary Delinquencies	25,709	25,803	25,798	27,602	25,709	31,663	32,989	33,199	35,665	31,663

Composition of Cures
Reported delinquent and cured-intraquarter	1,742	1,798	1,597	2,503		1,740	1,805	1,658	2,271
Number of missed payments delinquent prior to cure:
3 payments or less	4,660	4,276	4,335	5,775		5,005	4,630	4,260	6,112
4 - 11 payments	1,301	1,413	1,577	1,443		1,330	1,487	2,250	1,912
12 payments or more	498	556	628	881		760	562	632	693

Total	8,201	8,043	8,137	10,602		8,835	8,484	8,800	10,988

Primary Delinquencies by Missed Payment Status
3 payments or less	9,703	9,405	8,529	8,395		10,487	10,226	9,432	9,271
4 - 11 payments	6,548	6,212	6,323	7,254		7,577	7,376	7,824	9,086
12 payments or more	9,458	10,186	10,946	11,953		13,599	15,387	15,943	17,308

Primary Delinquencies	25,709	25,803	25,798	27,602		31,663	32,989	33,199	35,665

	December 31, 2016
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	9,355	$49	$382	13%
4 - 11 payments in default	6,364	147	268	55%
12 payments or more in default	8,912	383	434	88%

Total	24,631	$579	$1,084	53%

	December 31, 2015
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	10,103	$52	$405	13%
4 - 11 payments in default	7,366	180	307	59%
12 payments or more in default	12,947	543	638	85%

Total	30,416	$775	$1,350	57%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(2)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2016				2015
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Primary Loans
Primary loans in-force	699,841	686,789	668,951	655,300	651,668	647,126	636,640	631,591
Primary delinquent loans	25,709	25,803	25,798	27,602	31,663	32,989	33,199	35,665
Primary delinquency rate	3.67%	3.76%	3.86%	4.21%	4.86%	5.10%	5.21%	5.65%

Flow loans in-force	678,168	665,821	647,100	632,010	627,349	620,430	608,615	601,472
Flow delinquent loans	24,631	24,720	24,753	26,491	30,416	31,678	31,876	34,220
Flow delinquency rate	3.63%	3.71%	3.83%	4.19%	4.85%	5.11%	5.24%	5.69%

Bulk loans in-force	21,673	20,968	21,851	23,290	24,319	26,696	28,025	30,119
Bulk delinquent loans	1,078	1,083	1,045	1,111	1,247	1,311	1,323	1,445
Bulk delinquency rate	4.97%	5.17%	4.78%	4.77%	5.13%	4.91%	4.72%	4.80%

A minus and sub-prime loans in-force	23,063	24,281	25,552	26,995	28,332	29,745	31,051	33,805
A minus and sub-prime delinquent loans	5,252	5,306	5,220	5,546	6,448	6,642	6,530	7,019
A minus and sub-prime delinquency rate	22.77%	21.85%	20.43%	20.54%	22.76%	22.33%	21.03%	20.76%

Pool Loans
Pool loans in-force	5,742	5,896	6,196	6,406	6,620	7,284	7,709	7,979
Pool delinquent loans	325	343	356	369	386	426	447	468
Pool delinquency rate	5.66%	5.82%	5.75%	5.76%	5.83%	5.85%	5.80%	5.87%

Primary Risk In-Force by Credit Quality
Over 735	55%	55%	54%	53%	53%	52%	52%	52%
680-735	31%	31%	32%	32%	31%	31%	31%	31%
660-679(1)	6%	6%	6%	6%	7%	7%	7%	7%
620-659	6%	6%	6%	7%	7%	7%	7%	7%
< 620	2%	2%	2%	2%	2%	3%	3%	3%

(1)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	December 31, 2016
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Delinquency Rate
2004 and prior	6.02%	11.3%	$2,957	2.2%	$580	1.7%	14.02%
2005	5.62%	10.8	2,688	2.0	650	2.0	13.14%
2006	5.77%	16.5	4,729	3.4	1,113	3.3	13.08%
2007	5.70%	34.7	12,371	9.0	2,845	8.6	11.84%
2008	5.25%	16.5	10,286	7.5	2,407	7.3	6.58%
2009	4.95%	0.8	1,201	0.9	258	0.8	2.63%
2010	4.68%	0.7	1,577	1.1	360	1.1	1.91%
2011	4.53%	0.7	2,188	1.6	522	1.6	1.67%
2012	3.84%	0.8	5,823	4.2	1,429	4.3	0.84%
2013	4.03%	1.6	10,422	7.6	2,555	7.7	0.88%
2014	4.41%	2.7	15,163	11.0	3,717	11.2	1.10%
2015	4.11%	2.3	26,725	19.4	6,574	19.8	0.62%
2016	3.86%	0.6	41,374	30.1	10,159	30.6	0.14%

Total	4.53%	100.0%	$137,504	100.0%	$33,169	100.0%	3.67%

	December 31, 2016		September 30, 2016		December 31, 2015
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force(3)	Primary Delinquency Rate
Lender concentration (by original applicant)	$33,169	3.67%	$32,357	3.76%	$29,468	4.86%
Top 10 lenders	10,478	4.64%	10,538	4.63%	10,913	6.47%
Top 20 lenders	13,737	4.52%	13,696	4.56%	13,500	5.68%

Loan-to-value ratio
95.01% and above	$5,677	6.97%	$5,685	6.92%	$5,879	8.17%
90.01% to 95.00%	16,738	2.51%	16,168	2.55%	13,828	3.36%
80.01% to 90.00%	10,495	3.24%	10,235	3.41%	9,458	4.57%
80.00% and below	259	3.27%	269	3.19%	303	3.39%

Total	$33,169	3.67%	$32,357	3.76%	$29,468	4.86%

Loan grade
Prime	$32,357	3.02%	$31,503	3.09%	$28,470	4.05%
A minus and sub-prime	812	22.77%	854	21.85%	998	22.76%

Total	$33,169	3.67%	$32,357	3.76%	$29,468	4.86%

(1)	Average Annual Mortgage Interest Rate.
(2)	Total reserves were $635 million as of December 31, 2016.
(3)	Beginning in the second quarter of 2016, all flow risk in-force metrics are based upon more current loan balances as provided by servicers, lenders and investors and conform to the presentation under PMIERs. Previously, certain flow risk in-force metrics were based on original loan balances when current loan balances were not available. The prior period has been re-presented to reflect these modified metrics.

Canada Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Adjusted Operating Income and Sales—Canada Mortgage Insurance Segment

(amounts in millions)

	2016					2015
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$124	$124	$122	$111	$481	$115	$116	$116	$119	$466
Net investment income	32	33	32	29	126	31	32	33	34	130
Net investment gains (losses)	25	—	(8)	20	37	(11)	(23)	20	(18)	(32)
Policy fees and other income	1	(1)	1	—	1	—	(1)	—	1	—

Total revenues	182	156	147	160	645	135	124	169	136	564

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	23	30	25	26	104	26	24	21	25	96
Acquisition and operating expenses, net of deferrals	19	21	19	18	77	16	16	22	12	66
Amortization of deferred acquisition costs and intangibles	10	10	10	9	39	9	9	9	9	36
Interest expense	5	5	4	4	18	4	5	4	5	18

Total benefits and expenses	57	66	58	57	238	55	54	56	51	216

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	125	90	89	103	407	80	70	113	85	348
Provision for income taxes	37	24	23	29	113	20	17	31	22	90

INCOME FROM CONTINUING OPERATIONS	88	66	66	74	294	60	53	82	63	258
Less: income from continuing operations attributable to noncontrolling interests	41	30	30	34	135	27	24	38	29	118

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	47	36	36	40	159	33	29	44	34	140

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(14)	—	4	(11)	(21)	7	13	(11)	10	19
Taxes on adjustments	6	—	(2)	4	8	(3)	(4)	4	(4)	(7)

ADJUSTED OPERATING INCOME(2)	$39	$36	$38	$33	$146	$37	$38	$37	$40	$152

SALES:
New Insurance Written (NIW)
Flow	$3,900	$5,300	$4,400	$2,500	$16,100	$4,700	$6,600	$5,400	$3,300	$20,000
Bulk	3,700	5,100	19,700	3,200	31,700	7,300	4,800	3,300	5,000	20,400

Total Canada NIW(3)	$7,600	$10,400	$24,100	$5,700	$47,800	$12,000	$11,400	$8,700	$8,300	$40,400

(1) Net investment (gains) losses were adjusted for the portion of net investment gains (losses) attributable to noncontrolling interests as reconciled below:
Net investment (gains) losses, gross	$(25)	$—	$8	$(20)	$(37)	$11	$23	$(20)	$18	$32
Adjustment for net investment gains (losses) attributable to noncontrolling interests	11	—	(4)	9	16	(4)	(10)	9	(8)	(13)

Net investment (gains) losses, net	$(14)	$—	$4	$(11)	$(21)	$7	$13	$(11)	$10	$19

(2)	Adjusted operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $40 million and $155 million for the three and twelve months ended December 31, 2016, respectively.
(3)	New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $7,600 million and $50,100 million for the three and twelve months ended December 31, 2016, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(amounts in millions)

	2016					2015
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$129	$172	$191	$84	$576	$162	$204	$166	$109	$641
Loss Ratio(1)	18%	24%	20%	24%	22%	23%	21%	17%	22%	21%
Expense Ratio (Net Earned Premiums)(2)	24%	24%	24%	24%	24%	22%	22%	27%	18%	22%
Expense Ratio (Net Premiums Written)(3)	23%	18%	15%	32%	20%	15%	12%	19%	20%	16%

Primary Insurance In-Force(4)	$345,600	$347,300	$341,600	$317,400		$292,600	$292,000	$300,900	$288,800
Primary Risk In-Force(5)
Flow	$81,600	$82,300	$81,400	$79,900		$74,300	$75,500	$78,500	$75,700
Bulk	39,400	39,200	38,100	31,200		28,100	26,700	26,800	25,400

Total	$121,000	$121,500	$119,500	$111,100		$102,400	$102,200	$105,300	$101,100

	December 31, 2016			September 30, 2016
Risk In-Force by Loan-To-Value Ratio(6)	Primary	Flow	Bulk	Primary	Flow	Bulk
95.01% and above	$39,726	$39,726	$—	$39,938	$39,938	$—
90.01% to 95.00%	24,366	24,366	—	24,616	24,616	—
80.01% to 90.00%	14,569	14,566	3	14,787	14,784	3
80.00% and below	42,289	2,939	39,350	42,198	2,973	39,225

Total	$120,950	$81,597	$39,353	$121,539	$82,311	$39,228

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

Amounts may not total due to rounding.

(1)	The ratio of incurred losses and loss adjustment expenses to net earned premiums.
(2)	The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(3)	The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(4)	As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding balances in Canada from most of its customers. As a result, the company estimates that the outstanding balance of insured mortgages was approximately $166.0 billion, $170.0 billion, $170.0 billion, $152.0 billion, $139.0 billion, $138.0 billion, $142.0 billion and $137.0 billion as of December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively. This is based on the extrapolation of the amounts reported by lenders to the entire insured population.
(5)	The business currently provides 100% coverage on the majority of the loans the company insures. For the purpose of representing the risk in-force, Canada has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the business. This factor was 35% for all periods presented.
(6)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(dollar amounts in millions)

Primary Insurance	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Insured loans in-force(1),(2)	2,029,400	2,006,484	1,968,171	1,860,978	1,835,916
Insured delinquent loans	2,070	2,027	1,961	2,034	1,829
Insured delinquency rate(2),(3)	0.10%	0.10%	0.10%	0.11%	0.10%

Flow loans in-force(1)	1,394,067	1,379,020	1,358,927	1,341,636	1,331,773
Flow delinquent loans	1,693	1,715	1,669	1,711	1,550
Flow delinquency rate(3)	0.12%	0.12%	0.12%	0.13%	0.12%

Bulk loans in-force(1)	635,333	627,464	609,244	519,342	504,143
Bulk delinquent loans	377	312	292	323	279
Bulk delinquency rate(3)	0.06%	0.05%	0.05%	0.06%	0.06%

Loss Metrics	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Beginning Reserves	$112	$104	$102	$87	$83
Paid claims(4)	(20)	(20)	(21)	(18)	(18)
Increase in reserves	23	29	23	26	25
Impact of changes in foreign exchange rates	(3)	(1)	—	7	(3)

Ending Reserves	$112	$112	$104	$102	$87

	December 31, 2016		September 30, 2016		December 31, 2015
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	47%	0.04%	46%	0.04%	47%	0.05%
Alberta	16	0.22%	16	0.22%	17	0.12%
British Columbia	15	0.06%	15	0.07%	14	0.08%
Quebec	13	0.15%	13	0.15%	13	0.19%
Saskatchewan	3	0.28%	3	0.27%	3	0.17%
Nova Scotia	2	0.18%	2	0.20%	2	0.18%
Manitoba	2	0.07%	2	0.08%	2	0.09%
New Brunswick	1	0.19%	1	0.15%	1	0.20%
All Other	1	0.17%	2	0.14%	1	0.13%

Total	100%	0.10%	100%	0.10%	100%	0.10%

By Policy Year
2007 and prior	30%	0.04%	30%	0.04%	36%	0.04%
2008	5	0.17%	4	0.16%	6	0.19%
2009	4	0.14%	4	0.16%	4	0.16%
2010	6	0.19%	6	0.19%	7	0.21%
2011	5	0.25%	6	0.27%	6	0.26%
2012	7	0.23%	7	0.21%	7	0.22%
2013	7	0.20%	8	0.19%	9	0.16%
2014	9	0.18%	9	0.17%	10	0.09%
2015	12	0.07%	13	0.06%	15	0.01%
2016	15	0.02%	13	0.01%	—	—%

Total	100%	0.10%	100%	0.10%	100%	0.10%

(1)	Insured loans in-force represent the original number of loans insured for which the coverage term has not expired, and for which no policy level cancellation or termination has been received.
(2)	As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding loans in-force in Canada from most of its customers. As a result, the company estimates that the outstanding loans in-force were 969,000 as of December 31, 2016, 973,000 as of September 30, 2016, 968,000 as of June 30, 2016, 883,000 as of March 31, 2016 and 870,000 as of December 31, 2015. This is based on the extrapolation of the amounts reported by lenders to the entire insured population. The corresponding insured delinquency rate was 0.21% as of December 31, 2016 and September 30, 2016, 0.20% as of June 30, 2016, 0.23% as of March 31, 2016 and 0.21% as of December 31, 2015.
(3)	Delinquency rates are based on insured loans in-force.
(4)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(Canadian dollar amounts in millions)

	2016					2015
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$25	$26	$25	$24	$100	$23	$25	$25	$25	$98
Bulk	1	1	2	1	5	1	1	1	2	5

Total Paid Claims	$26	$27	$27	$25	$105	$24	$26	$26	$27	$103

Average Paid Claim (in thousands)	$66.3	$62.0	$62.5	$67.8		$63.7	$66.2	$58.7	$67.9

Average Reserve Per Delinquency (in thousands)	$72.9	$72.8	$69.1	$65.0		$65.7	$64.2	$63.6	$60.4

Loss Metrics

Beginning Reserves	$148	$136	$132	$120		$110	$106	$108	$106
Paid claims(1)	(26)	(27)	(27)	(25)		(24)	(26)	(26)	(27)
Increase in reserves	29	39	31	37		34	30	24	29

Ending Reserves	$151	$148	$136	$132		$120	$110	$106	$108

Loan Amount(2)

Over $550K	8%	8%	8%	7%		7%	7%	6%	6%
$400K to $550K	14	14	14	13		13	12	12	12
$250K to $400K	34	33	34	34		33	33	33	33
$100K to $250K	40	41	40	42		43	44	44	44
$100K or Less	4	4	4	4		4	4	5	5

Total	100%	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$229	$227	$225	$222		$221	$218	$216	$215

All amounts presented in Canadian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.

Australia Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Adjusted Operating Income and Sales—Australia Mortgage Insurance Segment

(amounts in millions)

	2016					2015
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$82	$88	$86	$81	$337	$86	$92	$90	$89	$357
Net investment income	22	23	25	24	94	25	28	29	32	114
Net investment gains (losses)	3	4	2	—	9	2	3	—	1	6
Policy fees and other income	—	—	—	—	—	1	(1)	1	(4)	(3)

Total revenues	107	115	113	105	440	114	122	120	118	474

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	24	37	31	21	113	15	27	25	14	81
Acquisition and operating expenses, net of deferrals	29	23	25	19	96	24	27	25	22	98
Amortization of deferred acquisition costs and intangibles	3	4	4	3	14	4	4	5	5	18
Interest expense	2	2	3	3	10	3	3	2	2	10

Total benefits and expenses	58	66	63	46	233	46	61	57	43	207

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	49	49	50	59	207	68	61	63	75	267
Provision for income taxes	16	16	16	19	67	20	18	18	24	80

INCOME FROM CONTINUING OPERATIONS	33	33	34	40	140	48	43	45	51	187
Less: income from continuing operations attributable to noncontrolling interests	18	18	18	21	75	25	22	16	21	84

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	15	15	16	19	65	23	21	29	30	103

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(2)	(2)	(1)	—	(5)	(2)	(1)	—	—	(3)
(Gains) losses on early extinguishment of debt, net(2)	—	—	—	—	—	—	1	—	—	1
Taxes on adjustments	1	1	—	—	2	1	—	—	—	1

ADJUSTED OPERATING INCOME(3)	$14	$14	$15	$19	$62	$22	$21	$29	$30	$102

SALES:
New Insurance Written (NIW)
Flow	$5,000	$4,600	$5,000	$4,400	$19,000	$4,600	$6,300	$6,500	$5,800	$23,200
Bulk	—	—	800	—	800	—	—	1,700	—	1,700

Total Australia NIW(4)	$5,000	$4,600	$5,800	$4,400	$19,800	$4,600	$6,300	$8,200	$5,800	$24,900

(1)	Net investment (gains) losses were adjusted for the portion of net investment gains (losses) attributable to noncontrolling interests as reconciled below:

Net investment (gains) losses, gross	$(3)	$(4)	$(2)	$—	$(9)	$(2)	$(3)	$—	$(1)	$(6)
Adjustment for net investment gains (losses) attributable to noncontrolling interests	1	2	1	—	4	—	2	—	1	3

Net investment (gains) losses, net	$(2)	$(2)	$(1)	$—	$(5)	$(2)	$(1)	$—	$—	$(3)

(2)	For the three months ended September 30, 2015, (gains) losses on early extinguishment of debt were adjusted by $1 million for the portion attributable to noncontrolling interests.
(3)	Adjusted operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $13 million and $64 million for the three and twelve months ended December 31, 2016, respectively.
(4)	New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $4,700 million and $20,200 million for the three and twelve months ended December 31, 2016, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(amounts in millions)

	2016					2015
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$62	$57	$65	$47	$231	$55	$79	$107	$87	$328
Loss Ratio(1),(2)	30%	42%	36%	26%	34%	17%	29%	28%	15%	23%
Expense Ratio (Net Earned Premiums)(3)	39%	31%	33%	27%	33%	31%	34%	33%	30%	32%
Expense Ratio (Net Premiums Written)(4)	51%	48%	44%	47%	47%	49%	40%	28%	31%	35%

Primary Insurance In-Force	$234,000	$247,900	$241,100	$246,800		$233,600	$224,100	$243,800	$240,900
Primary Risk In-Force(5)
Flow	$76,000	$80,400	$78,300	$80,300		$76,000	$72,900	$79,100	$78,600
Bulk	5,400	5,900	5,700	5,700		5,500	5,500	6,200	5,700

Total	$81,400	$86,300	$84,000	$86,000		$81,500	$78,400	$85,300	$84,300

	December 31, 2016			September 30, 2016
Risk In-Force by Loan-To-Value Ratio(6)	Primary	Flow	Bulk	Primary	Flow	Bulk
95.01% and above	$13,775	$13,775	$—	$14,933	$14,933	$—
90.01% to 95.00%	21,593	21,587	6	22,670	22,664	6
80.01% to 90.00%	21,971	21,910	61	23,153	23,087	66
80.00% and below	24,094	18,745	5,349	25,536	19,743	5,793

Total	$81,433	$76,017	$5,416	$86,292	$80,427	$5,865

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

Amounts may not total due to rounding.

(1)	The ratio of incurred losses and loss adjustment expenses to net earned premiums.
(2)	During the third quarter of 2015, the company increased reserves $9 million mainly related to the estimate of the period of time it takes for a delinquent loan to be reported and increased net earned premiums $8 million from refinements to premium recognition factors. These adjustments unfavorably impacted the loss ratio by seven percentage points for the three months ended September 30, 2015. During the first quarter of 2015, the company accrued a $7 million pre-tax receivable for expected recoveries relating to paid claims reflecting its experience of successful borrower recovery activity, which favorably impacted the loss ratio by nine percentage points for the three months ended March 31, 2015.
(3)	The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles. The debt early redemption payment of $2 million in the third quarter of 2015 unfavorably impacted this expense ratio by two percentage points for the three months ended September 30, 2015.
(4)	The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles. The debt early redemption payment of $2 million in the third quarter of 2015 unfavorably impacted this expense ratio by two percentage points for the three months ended September 30, 2015.
(5)	The business currently provides 100% coverage on the majority of the loans the company insures. For the purpose of representing the risk in-force, Australia has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the business. This factor was 35% for all periods presented. Australia also has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor.
(6)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(dollar amounts in millions)

Primary Insurance	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Insured loans in-force	1,464,139	1,470,302	1,477,826	1,479,544	1,478,434
Insured delinquent loans	6,731	6,844	6,413	5,889	5,552
Insured delinquency rate	0.46%	0.47%	0.43%	0.40%	0.38%

Flow loans in-force	1,354,616	1,358,286	1,364,756	1,366,914	1,364,628
Flow delinquent loans	6,451	6,574	6,143	5,633	5,317
Flow delinquency rate	0.48%	0.48%	0.45%	0.41%	0.39%

Bulk loans in-force	109,523	112,016	113,070	112,630	113,806
Bulk delinquent loans	280	270	270	256	235
Bulk delinquency rate	0.26%	0.24%	0.24%	0.23%	0.21%

Loss Metrics	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Beginning Reserves	$215	$190	$181	$165	$156
Paid claims(1)	(16)	(18)	(17)	(13)	(14)
Increase in reserves	25	37	31	20	17
Impact of changes in foreign exchange rates	(13)	6	(5)	9	6

Ending Reserves	$211	$215	$190	$181	$165

	December 31, 2016		September 30, 2016		December 31, 2015
State and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	28%	0.30%	28%	0.32%	29%	0.27%
Queensland	23	0.66%	23	0.67%	23	0.53%
Victoria	23	0.38%	23	0.39%	23	0.33%
Western Australia	12	0.74%	12	0.69%	11	0.46%
South Australia	6	0.61%	6	0.62%	6	0.51%
Australian Capital Territory	3	0.17%	3	0.20%	3	0.17%
Tasmania	2	0.35%	2	0.37%	2	0.32%
New Zealand	2	0.07%	2	0.10%	2	0.17%
Northern Territory	1	0.36%	1	0.33%	1	0.17%

Total	100%	0.46%	100%	0.47%	100%	0.38%

By Policy Year
2007 and prior	34%	0.30%	34%	0.31%	36%	0.29%
2008	6	1.03%	6	1.07%	6	0.89%
2009	7	0.87%	7	0.93%	8	0.71%
2010	5	0.56%	5	0.59%	6	0.46%
2011	5	0.68%	6	0.66%	6	0.46%
2012	8	0.80%	8	0.72%	8	0.49%
2013	8	0.61%	9	0.62%	10	0.37%
2014	10	0.51%	10	0.45%	11	0.19%
2015	9	0.23%	9	0.17%	9	0.02%
2016	8	0.03%	6	0.01%	—	— %

Total	100%	0.46%	100%	0.47%	100%	0.38%

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(Australian dollar amounts in millions)

	2016					2015
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$21	$24	$23	$18	$86	$22	$21	$19	$17	$79
Bulk	—	—	—	—	—	—	—	—	1	1

Total Paid Claims	$21	$24	$23	$18	$86	$22	$21	$19	$18	$80

Average Paid Claim (in thousands)	$67.1	$73.3	$79.2	$65.8		$71.0	$65.9	$66.9	$62.5

Average Reserve Per Delinquency (in thousands)	$43.5	$41.0	$39.9	$40.1		$40.7	$38.3	$35.2	$36.4

Loss Metrics
Beginning Reserves	$281	$256	$236	$226		$222	$208	$196	$186
Paid claims(1)	(21)	(24)	(23)	(18)		(22)	(21)	(19)	(18)
Increase in reserves	33	49	43	28		26	35	31	28

Ending Reserves	$293	$281	$256	$236		$226	$222	$208	$196

Loan Amount(2)

Over $550K	16%	15%	15%	15%		15%	15%	14%	13%
$400K to $550K	20	20	20	20		19	19	19	19
$250K to $400K	35	36	36	36		36	36	36	37
$100K to $250K	24	24	24	24		25	25	25	26
$100K or Less	5	5	5	5		5	5	6	5

Total	100%	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$221	$220	$219	$218		$217	$216	$213	$211

All amounts presented in Australian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment

(amounts in millions)

	2016					2015
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$753	$725	$756	$436	$2,670	$797	$784	$769	$778	$3,128
Net investment income	677	695	670	684	2,726	673	680	677	671	2,701
Net investment gains (losses)	9	21	114	(16)	128	17	(16)	(7)	(4)	(10)
Policy fees and other income	194	175	180	177	726	187	177	182	180	726

Total revenues	1,633	1,616	1,720	1,281	6,250	1,674	1,625	1,621	1,625	6,545

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,419	1,556	1,089	758	4,822	1,324	1,155	1,122	1,091	4,692
Interest credited	138	140	143	144	565	148	148	150	150	596
Acquisition and operating expenses, net of deferrals	135	149	199	165	648	178	176	167	163	684
Amortization of deferred acquisition costs and intangibles	172	69	84	78	403	194	530	75	73	872
Interest expense	3	2	5	28	38	23	22	22	25	92

Total benefits and expenses	1,867	1,916	1,520	1,173	6,476	1,867	2,031	1,536	1,502	6,936

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(234)	(300)	200	108	(226)	(193)	(406)	85	123	(391)
Provision (benefit) for income taxes	(83)	(106)	70	39	(80)	(68)	(144)	31	43	(138)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(151)	(194)	130	69	(146)	(125)	(262)	54	80	(253)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(4)	(21)	(119)	11	(133)	(20)	10	4	1	(5)
(Gains) losses on sale of businesses	—	—	(1)	—	(1)	—	—	—	—	—
Losses from life block transactions	—	—	—	9	9	—	455	—	—	455
Expenses related to restructuring	—	1	3	15	19	3	—	2	—	5
Taxes on adjustments	1	7	42	(13)	37	7	(163)	(3)	—	(159)

ADJUSTED OPERATING INCOME (LOSS)	$(154)	$(207)	$55	$91	$(215)	$(135)	$40	$57	$81	$43

(1)	Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:

Net investment (gains) losses, gross	$(9)	$(21)	$(114)	$16	$(128)	$(17)	$16	$7	$4	$10
Adjustment for DAC and other intangible amortization and certain benefit reserves	5	—	(5)	(5)	(5)	(3)	(6)	(3)	(3)	(15)

Net investment (gains) losses, net	$(4)	$(21)	$(119)	$11	$(133)	$(20)	$10	$4	$1	$(5)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Adjusted Operating Income (Loss) and Sales—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2016					2015
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$650	$610	$636	$618	$2,514	$633	$618	$597	$589	$2,437
Net investment income	356	353	344	329	1,382	325	327	320	313	1,285
Net investment gains (losses)	(21)	17	139	4	139	24	4	(3)	3	28
Policy fees and other income	1	—	—	1	2	1	—	1	—	2

Total revenues	986	980	1,119	952	4,037	983	949	915	905	3,752

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	889	1,262	806	776	3,733	797	825	780	766	3,168
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	94	95	93	95	377	110	112	98	95	415
Amortization of deferred acquisition costs and intangibles	26	25	26	26	103	25	24	24	26	99
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	1,009	1,382	925	897	4,213	932	961	902	887	3,682

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(23)	(402)	194	55	(176)	51	(12)	13	18	70
Provision (benefit) for income taxes	(8)	(142)	68	20	(62)	19	(5)	5	6	25

INCOME (LOSS) FROM CONTINUING OPERATIONS	(15)	(260)	126	35	(114)	32	(7)	8	12	45

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	21	(17)	(139)	(4)	(139)	(24)	(4)	3	(3)	(28)
Expenses related to restructuring	—	1	2	3	6	2	—	1	—	3
Taxes on adjustments	(7)	6	48	—	47	9	1	(2)	1	9

ADJUSTED OPERATING INCOME (LOSS)	$(1)	$(270)	$37	$34	$(200)	$19	$(10)	$10	$10	$29

SALES:
Individual Long-Term Care Insurance	$1	$2	$4	$5	$12	$8	$7	$8	$10	$33
Group Long-Term Care Insurance	1	3	2	2	8	2	1	1	1	5

Total Sales	$2	$5	$6	$7	$20	$10	$8	$9	$11	$38

RATIOS:
Loss Ratio(1)	78.6%	145.5%	70.1%	67.6%	90.0%	72.9%	76.4%	72.6%	72.4%	73.6%
Gross Benefits Ratio(2)	136.9%	207.0%	126.7%	125.5%	148.5%	125.9%	133.5%	130.5%	130.2%	130.0%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Adjusted Operating Income (Loss) and Sales—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2016					2015
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums(1)	$103	$115	$120	$(185)	$153	$160	$162	$169	$179	$670
Net investment income	116	128	117	133	494	125	126	127	127	505
Net investment gains (losses)	19	4	(1)	2	24	15	(8)	3	3	13
Policy fees and other income	190	171	176	173	710	183	175	178	178	714

Total revenues	428	418	412	123	1,381	483	455	477	487	1,902

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves(1)	470	216	231	(87)	830	446	248	266	250	1,210
Interest credited	66	64	65	64	259	68	66	68	66	268
Acquisition and operating expenses, net of deferrals	36	31	39	51	157	50	48	52	51	201
Amortization of deferred acquisition costs and intangibles	133	27	27	33	220	150	487	33	30	700
Interest expense	3	2	5	28	38	23	22	22	25	92

Total benefits and expenses	708	340	367	89	1,504	737	871	441	422	2,471

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(280)	78	45	34	(123)	(254)	(416)	36	65	(569)
Provision (benefit) for income taxes	(100)	28	16	12	(44)	(90)	(147)	13	23	(201)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(180)	50	29	22	(79)	(164)	(269)	23	42	(368)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(19)	(4)	1	(2)	(24)	(15)	8	(3)	(3)	(13)
(Gains) losses on sale of businesses	—	—	(1)	—	(1)	—	—	—	—	—
Losses from life block transactions	—	—	—	9	9	—	455	—	—	455
Expenses related to restructuring	—	—	2	8	10	—	—	1	—	1
Taxes on adjustments	6	2	—	(6)	2	6	(163)	1	1	(155)

ADJUSTED OPERATING INCOME (LOSS)	$(193)	$48	$31	$31	$(83)	$(173)	$31	$22	$40	$(80)

SALES:
Term Life	$—	$—	$2	$5	$7	$6	$7	$9	$9	$31
Universal Life	—	1	1	2	4	3	2	4	4	13
Linked-Benefits	—	—	1	2	3	1	3	2	4	10

Total Sales	$—	$1	$4	$9	$14	$10	$12	$15	$17	$54

(1)	In January 2016, as part of a life block transaction, the company entered into a new reinsurance agreement to cede certain of its term life insurance policies. This new reinsurance agreement primarily reduced premiums by $326 million and reduced benefits and other changes in policy reserves by $331 million for the amounts initially ceded.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Adjusted Operating Income (Loss) and Sales—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2016					2015
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$3	$3	$4	$4	$3	$10	$21
Net investment income	205	214	209	222	850	223	227	230	231	911
Net investment gains (losses)	11	—	(24)	(22)	(35)	(22)	(12)	(7)	(10)	(51)
Policy fees and other income	3	4	4	3	14	3	2	3	2	10

Total revenues	219	218	189	206	832	208	221	229	233	891

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves(1)	60	78	52	69	259	81	82	76	75	314
Interest credited	72	76	78	80	306	80	82	82	84	328
Acquisition and operating expenses, net of deferrals(2)	5	23	67	19	114	18	16	17	17	68
Amortization of deferred acquisition costs and intangibles	13	17	31	19	80	19	19	18	17	73
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	150	194	228	187	759	198	199	193	193	783

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	69	24	(39)	19	73	10	22	36	40	108
Provision (benefit) for income taxes	25	8	(14)	7	26	3	8	13	14	38

INCOME (LOSS) FROM CONTINUING OPERATIONS	44	16	(25)	12	47	7	14	23	26	70

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(3)	(6)	—	19	17	30	19	6	4	7	36
Expenses related to restructuring	—	—	(1)	4	3	1	—	—	—	1
Taxes on adjustments	2	(1)	(6)	(7)	(12)	(8)	(1)	(2)	(2)	(13)

ADJUSTED OPERATING INCOME (LOSS)	$40	$15	$(13)	$26	$68	$19	$19	$25	$31	$94

SALES:
Single Premium Deferred Annuities	$—	$1	$8	$159	$168	$297	$248	$211	$306	$1,062
Single Premium Immediate Annuities	—	—	1	9	10	17	12	13	20	62

Total Sales	$—	$1	$9	$168	$178	$314	$260	$224	$326	$1,124

(1)      In the second quarter of 2016, benefits and other changes in policy reserves included $45 million of lower assumed reinsurance in connection with the recapture by a third party.

(2)      In the second quarter of 2016, acquisition and operating expenses, net of deferrals, included a $55 million ceding commission paid in connection with the recapture by a third party.

(3)      Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:

Net investment (gains) losses, gross	$(11)	$—	$24	$22	$35	$22	$12	$7	$10	$51
Adjustment for DAC and other intangible amortization and certain benefit reserves	5	—	(5)	(5)	(5)	(3)	(6)	(3)	(3)	(15)

Net investment (gains) losses, net	$(6)	$—	$19	$17	$30	$19	$6	$4	$7	$36

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Adjusted Operating Income (Loss)—Runoff Segment

(amounts in millions)

	2016					2015
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$1	$—	$1
Net investment income	39	37	36	35	147	35	32	40	31	138
Net investment gains (losses)	3	4	(13)	(8)	(14)	(30)	(25)	(8)	(6)	(69)
Policy fees and other income	42	43	42	42	169	45	46	49	49	189

Total revenues	84	84	65	69	302	50	53	82	74	259

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	16	2	9	15	42	8	18	11	7	44
Interest credited	35	33	30	33	131	32	31	31	30	124
Acquisition and operating expenses, net of deferrals	14	20	18	16	68	19	17	21	19	76
Amortization of deferred acquisition costs and intangibles	4	7	12	6	29	(3)	17	10	5	29
Interest expense	—	1	—	—	1	—	—	1	—	1

Total benefits and expenses	69	63	69	70	271	56	83	74	61	274

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	15	21	(4)	(1)	31	(6)	(30)	8	13	(15)
Provision (benefit) for income taxes	4	6	(2)	(2)	6	(3)	(12)	2	3	(10)

INCOME (LOSS) FROM CONTINUING OPERATIONS	11	15	(2)	1	25	(3)	(18)	6	10	(5)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(7)	(4)	12	4	5	22	21	5	1	49
Taxes on adjustments	2	1	(4)	(1)	(2)	(8)	(7)	(2)	—	(17)

ADJUSTED OPERATING INCOME (LOSS)	$6	$12	$6	$4	$28	$11	$(4)	$9	$11	$27

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:

Net investment (gains) losses, gross	$(3)	$(4)	$13	$8	$14	$30	$25	$8	$6	$69
Adjustment for DAC and other intangible amortization and certain benefit reserves	(4)	—	(1)	(4)	(9)	(8)	(4)	(3)	(5)	(20)

Net investment (gains) losses, net	$(7)	$(4)	$12	$4	$5	$22	$21	$5	$1	$49

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Adjusted Operating Loss—Corporate and Other(1)

(amounts in millions)

	2016					2015
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1	$2	$3	$6	$12	$6	$7	$5	$7	$25
Net investment income	(1)	1	1	2	3	3	(1)	1	(6)	(3)
Net investment gains (losses)(2)	1	(9)	(65)	(14)	(87)	6	9	3	11	29
Policy fees and other income(3)	2	(1)	76	1	78	—	—	(10)	—	(10)

Total revenues	3	(7)	15	(5)	6	15	15	(1)	12	41

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	1	1	2	4	3	3	3	5	14
Acquisition and operating expenses, net of deferrals(4)	44	11	25	137	217	154	40	22	14	230
Amortization of deferred acquisition costs and intangibles	—	1	—	—	1	—	—	—	1	1
Interest expense	65	67	68	70	270	74	75	74	75	298

Total benefits and expenses	109	80	94	209	492	231	118	99	95	543

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(106)	(87)	(79)	(214)	(486)	(216)	(103)	(100)	(83)	(502)
Provision (benefit) for income taxes	(5)	246	(31)	(96)	114	(28)	(33)	(39)	(30)	(130)

LOSS FROM CONTINUING OPERATIONS	(101)	(333)	(48)	(118)	(600)	(188)	(70)	(61)	(53)	(372)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(1)	9	65	14	87	(6)	(9)	(3)	(11)	(29)
(Gains) losses on sale of businesses	—	—	(9)	7	(2)	140	—	—	—	140
(Gains) losses on early extinguishment of debt, net	—	—	(64)	16	(48)	—	1	—	—	1
Expenses related to restructuring	—	—	2	—	2	2	—	1	—	3
Fees associated with bond consent solicitation	—	—	—	18	18	—	—	—	—	—
Taxes on adjustments	(1)	(3)	2	(42)	(44)	(6)	10	1	4	9

ADJUSTED OPERATING LOSS	$(103)	$(327)	$(52)	$(105)	$(587)	$(58)	$(68)	$(62)	$(60)	$(248)

(1)	Includes inter-segment eliminations and the results of other businesses that are managed outside the operating segments, including certain smaller international mortgage insurance businesses.
(2)	In the second quarter of 2016, net investment gains (losses) included a $64 million loss from the write-off of residual interest in certain policy loan securitization entities.
(3)	In the second quarter of 2016, the company settled restricted borrowings of $70 million related to a securitization entity and recorded a $64 million pre-tax gain related to the early extinguishment of debt, which was included in policy fees and other income.
(4)	In the first quarter of 2016, acquisition and operating expenses, net of deferrals, included the following: $83 million of legal fees and expenses, including $69 million related to the settlement of the long-term care insurance class action lawsuit; $20 million of make-whole expense on the early redemption of Genworth Holdings’ 2016 senior notes in January 2016; $18 million associated with Genworth Holdings’ bond consent solicitation for broker, advisor and investment banking fees; and an additional estimated loss of $7 million related to the planned sale of the mortgage insurance business in Europe. In the fourth quarter of 2015, acquisition and operating expenses, net of deferrals, included an estimated loss of $140 million related to the planned sale of the mortgage insurance business in Europe.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Investments Summary

(amounts in millions)

		December 31, 2016		September 30, 2016		June 30, 2016		March 31, 2016		December 31, 2015
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$33,733	46%	$35,544	45%	$35,003	45%	$33,362	44%	$31,969	43%
Private fixed maturity securities		11,261	15	11,669	15	11,370	15	10,867	14	10,822	15
Residential mortgage-backed securities(1)		4,314	6	4,742	6	4,981	6	5,041	7	4,998	7
Commercial mortgage-backed securities		3,106	4	3,148	4	2,940	4	2,633	4	2,475	3
Other asset-backed securities		3,140	4	3,310	4	3,279	4	3,287	4	3,253	4
State and political subdivisions		2,647	4	2,823	4	2,751	4	2,517	3	2,428	3
Non-investment grade fixed maturity securities		2,371	3	2,544	3	2,504	3	2,583	3	2,252	3
Equity securities:
Common stocks and mutual funds		179	—	175	—	140	—	108	—	37	—
Preferred stocks		453	1	415	1	341	1	323	—	273	—
Commercial mortgage loans		6,111	8	6,017	8	6,121	8	6,179	8	6,170	8
Restricted commercial mortgage loans related to securitization entities		129	—	134	—	141	—	155	—	161	—
Policy loans		1,742	2	1,751	2	1,754	2	1,565	2	1,568	2
Cash, cash equivalents and short-term investments		3,136	4	3,420	4	3,730	5	4,217	6	6,162	8
Securities lending		534	1	417	1	328	—	415	1	347	—
Other invested assets:	Limited partnerships	199	—	188	—	181	—	177	—	188	—
	Derivatives:
	Long-term care (LTC) forward starting swap—cash flow	237	—	735	1	627	1	1,087	1	629	1
	Other cash flow	4	—	6	—	7	—	7	—	8	—
	Equity index options—non-qualified	72	—	61	—	57	—	36	—	30	—
	Other non-qualified	395	1	529	1	578	1	537	1	445	1
	Trading portfolio	259	1	384	1	441	1	471	1	447	1
	Restricted other invested assets related to securitization entities	312	—	312	—	312	—	422	1	413	1
	Other	19	—	14	—	18	—	19	—	18	—

Total invested assets and cash		$74,353	100%	$78,338	100%	$77,604	100%	$76,008	100%	$75,093	100%

Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$14,264	32%	$15,608	33%	$15,714	33%	$15,385	34%	$14,785	34%
AA		4,283	9	4,536	9	4,455	10	4,174	10	4,121	10
A		12,659	28	13,317	28	13,122	28	12,664	28	12,155	28
BBB		12,380	28	12,632	27	12,154	26	11,213	25	10,720	25
BB		1,334	3	1,464	3	1,440	3	1,464	3	1,200	3
B		151	—	145	—	149	—	141	—	63	—
CCC and lower		60	—	53	—	56	—	77	—	92	—

Total public fixed maturity securities		$45,131	100%	$47,755	100%	$47,090	100%	$45,118	100%	$43,136	100%

Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$1,661	11%	$1,731	11%	$1,683	10%	$1,614	10%	$1,531	10%
AA		1,970	13	2,071	13	2,013	13	1,923	13	1,899	13
A		4,719	30	4,937	31	4,864	31	4,725	31	4,731	31
BBB		6,265	41	6,404	40	6,319	40	6,009	40	6,003	40
BB		763	5	815	5	734	5	772	5	777	5
B		51	—	51	—	102	1	104	1	104	1
CCC and lower		12	—	16	—	23	—	25	—	16	—

Total private fixed maturity securities		$15,441	100%	$16,025	100%	$15,738	100%	$15,172	100%	$15,061	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Fixed Maturity Securities Summary

(amounts in millions)

	December 31, 2016		September 30, 2016		June 30, 2016		March 31, 2016		December 31, 2015
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$6,036	10%	$6,703	11%	$6,806	11%	$6,524	11%	$6,203	11%
State and political subdivisions	2,647	4	2,824	4	2,751	4	2,517	4	2,438	4
Foreign government	2,107	3	2,227	3	2,113	3	2,080	3	2,015	3
U.S. corporate	26,828	45	27,695	44	26,984	43	25,389	43	24,401	42
Foreign corporate	12,295	21	13,008	20	12,833	21	12,629	21	12,199	21
Residential mortgage-backed securities	4,379	7	4,823	8	5,055	8	5,122	8	5,101	9
Commercial mortgage-backed securities	3,129	5	3,173	5	2,979	5	2,713	4	2,559	4
Other asset-backed securities	3,151	5	3,327	5	3,307	5	3,316	6	3,281	6

Total fixed maturity securities	$60,572	100%	$63,780	100%	$62,828	100%	$60,290	100%	$58,197	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$8,408	23%	$8,756	23%	$8,499	23%	$8,128	23%	$7,746	22%
Utilities	5,475	15	5,637	15	5,507	15	5,275	15	4,453	13
Energy	2,944	8	2,961	8	2,949	8	2,908	8	3,839	11
Consumer—non-cyclical	5,268	14	5,483	14	5,292	14	4,894	14	4,619	13
Consumer—cyclical	1,853	5	2,034	5	2,039	5	2,150	6	2,119	6
Capital goods	2,665	7	2,623	7	2,613	7	2,444	7	2,361	7
Industrial	1,908	5	2,006	5	1,971	5	1,980	5	1,915	6
Technology and communications	3,220	9	3,418	9	3,272	9	3,019	8	2,872	8
Transportation	1,839	5	1,868	5	1,860	5	1,750	5	1,689	5
Other	3,406	9	3,605	9	3,538	9	3,162	9	3,049	9

Subtotal	36,986	100%	38,391	100%	37,540	100%	35,710	100%	34,662	100%

Non-Investment Grade:
Finance and insurance	227	11%	242	11%	285	13%	306	13%	359	19%
Utilities	44	2	73	3	74	3	78	4	83	4
Energy	687	32	713	31	679	30	693	30	348	18
Consumer—non-cyclical	180	8	217	9	217	9	226	10	229	12
Consumer—cyclical	119	6	131	6	131	6	86	4	82	4
Capital goods	128	6	152	7	153	7	216	9	193	10
Industrial	273	13	303	13	263	11	279	12	244	13
Technology and communications	365	17	355	15	335	15	320	14	309	16
Transportation	28	1	30	1	30	1	2	—	2	—
Other	86	4	96	4	110	5	102	4	89	4

Subtotal	2,137	100%	2,312	100%	2,277	100%	2,308	100%	1,938	100%

Total	$39,123	100%	$40,703	100%	$39,817	100%	$38,018	100%	$36,600	100%

Fixed Maturity Securities—Contractual Maturity Dates:
Due in one year or less	$1,721	3%	$1,775	3%	$1,851	3%	$1,879	3%	$1,744	3%
Due after one year through five years	10,938	18	11,309	18	11,024	18	10,730	18	10,192	18
Due after five years through ten years	12,647	21	13,129	20	12,708	20	11,964	20	11,917	20
Due after ten years	24,607	41	26,244	41	25,904	41	24,566	41	23,403	40

Subtotal	49,913	83	52,457	82	51,487	82	49,139	82	47,256	81
Mortgage and asset-backed securities	10,659	17	11,323	18	11,341	18	11,151	18	10,941	19

Total fixed maturity securities	$60,572	100%	$63,780	100%	$62,828	100%	$60,290	100%	$58,197	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2016					2015
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$635	$655	$634	$641	$2,565	$634	$647	$645	$632	$2,558
Fixed maturity securities—non-taxable	3	3	3	3	12	3	3	3	3	12
Commercial mortgage loans	81	79	77	81	318	85	84	83	85	337
Restricted commercial mortgage loans related to securitization entities	2	3	3	2	10	4	3	3	4	14
Equity securities	8	8	7	5	28	4	3	4	4	15
Other invested assets	34	29	33	32	128	30	22	17	33	102
Limited partnerships	2	5	—	6	13	2	4	20	7	33
Restricted other invested assets related to securitization entities	—	—	1	2	3	2	1	1	1	5
Policy loans	39	38	34	35	146	36	33	35	33	137
Cash, cash equivalents and short-term investments	4	5	6	5	20	3	3	4	3	13

Gross investment income before expenses and fees	808	825	798	812	3,243	803	803	815	805	3,226
Expenses and fees	(22)	(20)	(19)	(23)	(84)	(22)	(20)	(22)	(24)	(88)

Net investment income	$786	$805	$779	$789	$3,159	$781	$783	$793	$781	$3,138

Annualized Yields
Fixed maturity securities—taxable	4.5%	4.6%	4.6%	4.7%	4.6%	4.6%	4.6%	4.6%	4.6%	4.6%
Fixed maturity securities—non-taxable	3.7%	3.7%	3.6%	3.6%	3.6%	3.5%	3.5%	3.5%	3.5%	3.5%
Commercial mortgage loans	5.3%	5.2%	5.0%	5.2%	5.2%	5.5%	5.5%	5.4%	5.6%	5.5%
Restricted commercial mortgage loans related to securitization entities	6.1%	7.4%	8.0%	5.1%	7.1%	9.5%	6.4%	7.2%	8.2%	8.0%
Equity securities	5.2%	5.8%	5.8%	5.1%	5.6%	5.1%	4.0%	5.6%	6.1%	5.2%
Other invested assets	46.2%	31.6%	31.9%	29.4%	34.5%	27.4%	22.2%	24.2%	60.6%	30.7%
Limited partnerships(1)	4.1%	10.9%	—%	13.2%	7.0%	4.2%	7.8%	37.0%	12.0%	15.5%
Restricted other invested assets related to securitization entities	—%	—%	1.1%	2.0%	0.9%	2.0%	1.0%	1.0%	1.0%	1.3%
Policy loans	8.9%	8.7%	8.2%	8.9%	8.7%	9.2%	8.4%	9.1%	8.8%	8.9%
Cash, cash equivalents and short-term investments	0.5%	0.6%	0.6%	0.4%	0.5%	0.2%	0.3%	0.3%	0.2%	0.3%

Gross investment income before expenses and fees	4.6%	4.7%	4.6%	4.6%	4.6%	4.6%	4.6%	4.6%	4.6%	4.6%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	4.5%	4.6%	4.5%	4.5%	4.5%	4.5%	4.5%	4.5%	4.5%	4.5%

Yields are based on net investment income as reported under GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity and equity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 49 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Net Investment Gains (Losses), Net—Detail

(amounts in millions)

	2016					2015
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(1)	$2	$—	$(7)	$(6)	$12	$(3)	$—	$—	$9
U.S. government, agencies and government-sponsored enterprises	(19)	15	137	7	140	3	—	—	1	4
Foreign corporate	1	(1)	(6)	(8)	(14)	(6)	(1)	(2)	(7)	(16)
Foreign government	1	4	—	—	5	(2)	—	1	1	—
Tax-exempt	—	—	—	—	—	(1)	—	—	—	(1)
Mortgage-backed securities	13	(1)	—	—	12	—	(3)	2	—	(1)
Asset-backed securities	(1)	(5)	(10)	—	(16)	(2)	(2)	—	—	(4)
Equity securities	2	1	—	1	4	1	3	12	7	23
Foreign exchange	2	—	1	—	3	2	2	1	1	6

Total net realized gains (losses) on available-for-sale securities	(2)	15	122	(7)	128	7	(4)	14	3	20

Impairments:
Corporate fixed maturity securities	—	—	(16)	(8)	(24)	(15)	(6)	—	—	(21)
Foreign government	—	—	(1)	—	(1)	—	—	—	—	—
Limited partnerships	—	—	—	(3)	(3)	—	—	—	—	—
Commercial mortgage loans	—	—	(4)	—	(4)	—	(1)	—	(3)	(4)
Commercial mortgage-backed securities	—	—	(1)	—	(1)	—	—	—	—	—
Other asset-backed securities	—	—	—	—	—	—	(2)	—	—	(2)
Equity securities	(5)	(2)	—	—	(7)	—	—	—	—	—

Total impairments	(5)	(2)	(22)	(11)	(40)	(15)	(9)	—	(3)	(27)

Net unrealized gains (losses) on trading securities	(30)	(4)	16	28	10	(9)	12	(16)	6	(7)
Limited partnerships	6	—	—	—	6	—	—	—	—	—
Commercial mortgage loans held-for-sale market valuation allowance	—	(1)	1	1	1	2	1	2	2	7
Net gains (losses) related to securitization entities	1	2	(61)	8	(50)	(4)	(1)	2	8	5
Derivative instruments	72	10	(24)	(38)	20	3	(53)	6	(32)	(76)
Contingent purchase price valuation change	—	—	(2)	—	(2)	—	2	—	—	2
Other	(1)	—	—	—	(1)	—	1	—	—	1

Net investment gains (losses), gross	41	20	30	(19)	72	(16)	(51)	8	(16)	(75)
Adjustment for DAC and other intangible amortization and certain benefit reserves	(1)	—	6	9	14	11	10	6	8	35
Adjustment for net investment (gains) losses attributable to noncontrolling interests	(12)	(2)	3	(9)	(20)	4	8	(9)	7	10

Net investment gains (losses), net	$28	$18	$39	$(19)	$66	$(1)	$(33)	$5	$(1)	$(30)

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$(277)	$(447)	$(351)	$(716)	$(615)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$9,790	$9,900	$10,042	$10,160	$10,281
GAAP Basis ROE(1)/(2)	-2.8%	-4.5%	-3.5%	-7.0%	-6.0%

Operating ROE
Adjusted operating income (loss) for the twelve months ended(1)	$(316)	$(261)	$208	$204	$255
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$9,790	$9,900	$10,042	$10,160	$10,281
Operating ROE(1)/(2)	-3.2%	-2.6%	2.1%	2.0%	2.5%

Quarterly Average ROE	Three months ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$(122)	$(380)	$172	$53	$(292)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$9,610	$9,857	$9,958	$9,842	$9,958
Annualized GAAP Quarterly Basis ROE(3)/(4)	-5.1%	-15.4%	6.9%	2.2%	-11.7%

Operating ROE
Adjusted operating income (loss) for the period ended(3)	$(137)	$(405)	$123	$103	$(82)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$9,610	$9,857	$9,958	$9,842	$9,958
Annualized Operating Quarterly Basis ROE(3)/(4)	-5.7%	-16.4%	4.9%	4.2%	-3.3%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with GAAP.

(1)	The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.
(2)	Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), for the most recent five quarters.
(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.
(4)	Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Reconciliation of Core Yield

		2016					2015
	(Assets—amounts in billions)	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$74.4	$78.3	$77.6	$76.0	$74.4	$75.1	$75.6	$75.3	$77.9	$75.1
	Subtract:
	Securities lending	0.5	0.4	0.3	0.4	0.5	0.3	0.4	0.3	0.3	0.3
	Unrealized gains (losses)	4.3	7.7	7.6	6.3	4.3	4.2	5.4	4.9	7.8	4.2

	Adjusted end of period invested assets and cash	$69.6	$70.2	$69.7	$69.3	$69.6	$70.6	$69.8	$70.1	$69.8	$70.6

(A)	Average Invested Assets and Cash Used in Reported Yield Calculation	$69.8	$69.7	$69.5	$70.0	$69.8	$70.2	$70.0	$70.0	$69.7	$70.0
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	0.1	0.3	0.1	0.2	0.2	0.2	0.2	0.2	0.2	0.2

(B)	Average Invested Assets and Cash Used in Core Yield Calculation	$69.7	$69.4	$69.4	$69.8	$69.6	$70.0	$69.8	$69.8	$69.5	$69.8

	(Income—amounts in millions)

(C)	Reported—Net Investment Income	$786	$805	$779	$789	$3,159	$781	$783	$793	$781	$3,138
	Subtract:
	Bond calls and commercial mortgage loan prepayments	22	14	5	11	52	18	12	17	14	61
	Other non-core items(2)	(17)	8	(6)	15	—	(2)	1	(4)	7	2
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	2	1	2	3	8	3	2	2	3	10

(D)	Core Net Investment Income	$779	$782	$778	$760	$3,099	$762	$768	$778	$757	$3,065

(C) / (A)	Reported Yield	4.50%	4.62%	4.48%	4.51%	4.53%	4.45%	4.47%	4.53%	4.48%	4.48%
(D) / (B)	Core Yield	4.47%	4.51%	4.48%	4.36%	4.45%	4.35%	4.40%	4.46%	4.36%	4.39%

Notes:	Columns may not add due to rounding.
Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with GAAP.

(1)	Represents the incremental assets and investment income related to restricted commercial mortgage loans and other invested assets.
(2)	Includes cost basis adjustments on structured securities and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

Financial Strength Ratings As Of February 6, 2017

Company	Standard & Poor’s Financial Services LLC (S&P)	Moody’s Investors Service, Inc. (Moody’s)	A.M. Best Company, Inc. (A.M. Best)
Genworth Mortgage Insurance Corporation	BB+ (Marginal)	Ba1 (Questionable)	Not rated
Genworth Financial Mortgage Insurance Company Canada(1)	A+ (Strong)	Not rated	Not rated
Genworth Financial Mortgage Insurance Pty Limited (Australia)(2)	A+ (Strong)	A3 (Good)	Not rated
Genworth Life Insurance Company	BB- (Marginal)	Ba2 (Questionable)	B (Fair)
Genworth Life and Annuity Insurance Company	BB- (Marginal)	Baa2 (Adequate)	B++ (Good)
Genworth Life Insurance Company of New York	BB- (Marginal)	Ba2 (Questionable)	B (Fair)

The S&P, Moody’s, A.M. Best, Dominion Bond Rating Service (DBRS) and Fitch Rating Service (Fitch) ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

S&P states that insurers rated “A” (Strong) or “BB” (Marginal) have strong or marginal financial security characteristics, respectively. The “A” and “BB” ranges are the third- and fifth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing within a major rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A+,” “BB+” and “BB-” ratings are the fifth-, eleventh- and thirteenth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “A” (Good) offer good financial security, that insurance companies rated “Baa” (Adequate) offer adequate financial security and that insurance companies rated “Ba” (Questionable) offer questionable financial security. The “A” (Good), “Baa” (Adequate) and “Ba” (Questionable) ranges are the third-, fourth- and fifth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A3,” “Baa2,” “Ba1” and “Ba2” ratings are the seventh-, ninth-, eleventh- and twelfth-highest, respectively, of Moody’s 21 ratings categories.

A.M. Best states that the “B++” (Good) rating is assigned to those companies that have, in its opinion, a good ability to meet their ongoing insurance obligations while “B” (Fair) is assigned to those companies that have, in its opinion, a fair ability to meet their ongoing insurance obligations. The “B++” (Good) and “B” (Fair) ratings are the fifth- and seventh-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly vulnerable to future events. Credit quality differs from “AAA” only to a small degree.

The Australian mortgage insurance subsidiary also solicits a rating from Fitch. Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “A+” rating is the fifth-highest of Fitch’s 21 ratings categories.

The company also solicits a rating from HR Ratings on a local scale for Genworth Seguros de Credito a la Vivienda S.A. de C.V., its Mexican mortgage insurance subsidiary, with a short-term rating of “HR1” and long-term rating of “HR AA-.” For short-term ratings, HR Ratings states that “HR1” rated companies are viewed as exhibiting high capacity for timely payment of debt obligations in the short-term and maintain low credit risk. The “HR1” short-term rating category is the highest of six short-term rating categories, which range from “HR1” to “HR D.” For long-term ratings, HR Ratings states that “HR AA-” rated companies are viewed as having high credit quality and offer high safety for timely payment of debt obligations and maintain low credit risk under adverse economic scenarios. The “HR AA-” long-term rating is the second-highest of HR Rating’s eight long-term rating categories, which range from “HR AAA” to “HR D.”

S&P, Moody’s, A.M. Best, DBRS, Fitch and HR Ratings review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by DBRS.
(2)	Genworth Financial Mortgage Insurance Pty Limited (Australia) is also rated “A+” by Fitch.